Exhibit 99.1

Capstone Green Energy Holdings, Inc. Announces $15 Million Private Placement

LOS ANGELES, CA / BUSINESS WIRE / November 24, 2025 Capstone Green Energy Holdings, Inc., and its subsidiaries (the "Company” or “Capstone”) (OTCQX: CGEH), a leading provider of clean technology solutions using ultra-low emissions microturbine energy systems, today announced that it has entered into a securities purchase agreement for a private investment in public equity financing (the “PIPE”) that is expected to result in gross proceeds of approximately $15 million before deducting placement agent fees and offering expenses. The private placement is expected to close on or about November 25, 2025, subject to the satisfaction of customary closing conditions.

Pursuant to the terms of the securities purchase agreement, at the closing of the PIPE, Capstone will issue an aggregate of 7,500,000 shares of common stock (or pre-funded warrants in lieu thereof) at a price of $2.00 per share, representing a premium of approximately 8% over the closing price of the Company’s common stock of $1.85 on November 21, 2025. Members of management and the Company’s board of directors have also made a significant investment in the PIPE.

The Company intends to use the net proceeds from the private placement for the repayment of approximately $8.0 million of the Company’s outstanding indebtedness maturing on December 7, 2025, fund continued product development, support its anticipated expansion into the AI data center market, as well as provide working capital and general corporate purposes.

The Company and each of its directors and executive officers have agreed to a 90-day lock-up, subject to customary exceptions. In addition, investors in the PIPE have agreed not to engage in short sales or other hedging transactions for a period beginning on today’s date and ending 90 days after the date on which a registration statement registering for resale all shares issued in the PIPE is declared effective.

Craig-Hallum Capital Group LLC acted as the sole placement agent for the private placement.

Robert Powelson, Interim Chairman of Capstone’s Board of Directors, commented, “After carefully reviewing all available financing options, the Board determined that this structure provides the most timely, prudent and value-aligned solution for shareholders.” He continued, “The Board’s meaningful participation in this financing reflects its confidence in Capstone’s ongoing transformation, strategic direction, and the significant role our technology is poised to play in such an evolving energy market. We remain fully committed to creating long-term value for all shareholders.”

“This financing represents an important milestone for Capstone as we continue to build momentum in our core markets while capitalizing on transformational opportunities in AI data center applications,” said Vince Canino, President and Chief Executive Officer of Capstone Green Energy. “The strong participation from our board and management team underscores our collective conviction in Capstone’s technology and market position. This transaction strengthens our capital structure and provides us with resources needed to address near-term debt obligations while maintaining the financial flexibility to pursue our strategic initiatives, including the rapidly growing AI data center sector.”

The securities being issued and sold in the PIPE have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, these securities may not be offered or sold in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. Concurrently with the execution of the securities purchase agreement, Capstone and the investors named therein entered into a registration rights agreement pursuant to which Capstone has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the shares of common stock and the shares of common stock underlying the pre-funded warrants.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Capstone Green Energy

For nearly four decades, Capstone Green Energy has been a leader in clean technology, pioneering the use of microturbines to revolutionize how businesses manage their energy needs sustainably. In collaboration with our global network of dedicated distributors, we have shipped over 10,600 units to 88 countries, helping customers significantly reduce their carbon footprints through high-efficiency, on-site energy systems and microgrid solutions.

Our commitment to a cleaner, more resilient energy future remains steadfast. Today, we offer a comprehensive range of microturbine products, from 65kW systems to multi-megawatt solutions, tailored to meet the specific needs of commercial, industrial, and utility-scale customers. In addition to our core microturbine technology, Capstone’s growing portfolio includes flexible Energy-as-a-Service (EaaS) offerings, such as build-own & transfer models, PPA’s, lease to own and rental solutions, are designed to provide maximum value and energy security.

In our pursuit of cutting-edge energy solutions, Capstone has forged strategic partnerships to expand our impact and capabilities. Through these collaborations, we proudly offer advanced technologies that leverage renewable gas and heat recovery solutions, further enhancing the sustainability, efficiency, and reliability of our clients' operations. These integrated offerings reflect our commitment to building a cleaner, more responsible energy future.

For more information about the Company, please visit www.CapstoneGreenEnergy.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts, such as statements concerning the estimated net proceeds of the PIPE, the anticipated use of such net proceeds and expectations regarding the timing of the closing of the PIPE. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” “will” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of Capstone’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others, matters related to the completion of the PIPE and related transactions, including the need to satisfy the closing conditions therefor, and other risks described in the Company’s prior press releases and in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in those filings, and other risks the Company may identify from time to time. Forward-looking statements contained herein are made only as to the date of this press release, and the Company assumes no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Capstone Green Energy
Investor and investment media inquiries | ir@CGRNenergy.com
818-407-3628

Source: Capstone Green Energy Holdings, Inc.